January 19, 2016

THE BERWYN FUNDS

BERWYN FUND
BERWYN INCOME FUND
BERWYN CORNERSTONE FUND

1189 LANCASTER AVE
BERWYN, PA  19312

Supplement to Prospectus dated May 1, 2015
The Prospectus, dated May 1, 2015, of the Berwyn Fund, the Berwyn Income Fund and the Berwyn Cornerstone Fund is hereby supplemented to inform you of important information impacting your investment in The Berwyn Funds.  If you have any questions regarding this supplement please call 1-877-454-5536.

The Board of Trustees (the "Board) of The Berwyn Funds has approved the reorganization of the Berwyn Fund, Berwyn Income Fund and the Berwyn Cornerstone Fund (each, an "Acquired Fund") into Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (each, an "Acquiring Fund"), respectively, each a series of Investment Managers Trust.  Each Acquiring Fund will have the same investment objective, and the policies and strategies of the relevant Acquiring Fund are substantially similar to the Acquired Fund.  The reorganization of each Acquired Fund is subject to shareholder approval.  Shareholders of the Acquired Fund as of January 11, 2015 (the "Record Date") are eligible to vote at a Special Meeting of Shareholders.  If you became a shareholder after the Record Date, you are not eligible to vote at the Special Meeting.  All shareholders of record as of the Record Date will receive a combined proxy statement/prospectus describing the terms and conditions of each proposed reorganization. The Funds will mail the combined proxy statement/prospectus in February, 2016 after SEC review and comment. The Special Meeting is scheduled to take place on March 31, 2016.

Investors Should Retain This Supplement for Future Reference